Exhibit 99.1
Wynn Resorts, Limited Reports Second Quarter 2020 Results

LAS VEGAS, August 4, 2020 — Wynn Resorts, Limited (NASDAQ: WYNN) (the "Company") today reported financial results for the quarter ended June 30, 2020.

Operating revenues were $85.7 million for the second quarter of 2020, a decrease of 94.8%, or $1.57 billion, from $1.66 billion for the second quarter of 2019. Net loss attributable to Wynn Resorts, Limited was $637.6 million, or $5.97 per diluted share, for the second quarter of 2020, compared to net income attributable to Wynn Resorts, Limited of $94.6 million, or $0.88 per diluted share, in the second quarter of 2019. Net loss attributable to Wynn Resorts, Limited for the second quarter of 2020 excludes the impact of $75.7 million of expense related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020, which we accrued during the first quarter of 2020. Adjusted Property EBITDA (1) was $(322.9) million for the second quarter of 2020, compared to Adjusted Property EBITDA of $480.6 million in the second quarter of 2019.

"Our leadership team continues to work closely with our host communities, fellow industry leaders and world-class medical experts to implement and advance strategies to mitigate the impact of the virus on our team members, our guests and our broader communities," said Matt Maddox, CEO of Wynn Resorts, Limited. "We are pleased to be up and running again in each of our markets. In early June, we reopened nearly our entire Wynn Las Vegas and Encore campus with an intense focus on cleanliness and safety. Similarly, in Boston, we reopened Encore Boston Harbor on July 12 to a positive reception as many of our customers currently prefer to stay close to home. In Macau, the authorities have begun to gradually and thoughtfully ease some visitation restrictions, and we are confident the market will benefit from the return of the Chinese consumer as we move through the back half of 2020."

Consolidated Results

Operating revenues were $85.7 million for the second quarter of 2020, a decrease of 94.8%, or $1.57 billion, from $1.66 billion for the second quarter of 2019. Operating revenues decreased $620.2 million, $534.6 million, and $399.3 million at Wynn Palace, Wynn Macau, and our Las Vegas Operations, respectively, from the second quarter of 2019.

On a U.S. generally accepted accounting principles ("GAAP") basis, net loss attributable to Wynn Resorts, Limited was $637.6 million, or $5.97 per diluted share, for the second quarter of 2020, compared to net income attributable to Wynn Resorts, Limited of $94.6 million, or $0.88 per diluted share, in the second quarter of 2019. Net loss attributable to Wynn Resorts, Limited for the second quarter of 2020 excludes the impact of $75.7 million of expense related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020, which we accrued during the first quarter of 2020. Adjusted net loss attributable to Wynn Resorts, Limited (2) was $655.7 million, or $6.14 per diluted share, for the second quarter of 2020, compared to adjusted net income attributable to Wynn Resorts, Limited of $153.9 million, or $1.44 per diluted share, for the second quarter of 2019.

Adjusted Property EBITDA was $(322.9) million for the second quarter of 2020, compared to $480.6 million for the second quarter of 2019. Adjusted Property EBITDA decreased $278.1 million, $258.5 million and $213.0 million at Wynn Palace, Wynn Macau, and our Las Vegas Operations, respectively.

Property Results

Macau Operations

Our casino operations at Wynn Palace and Wynn Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on February 20, 2020. Our casinos’ operations have since been fully restored; however, certain public health safeguards, such as traveler quarantines, limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, COVID-19 negative test results requirements for entry to gaming areas, and health declarations remain in effect at the present time. We are currently unable to determine when these measures will be lifted. On July 15, 2020, authorities eased certain quarantine requirements for persons traveling between Guangdong Province and Macau, subject to certain testing requirements and health declarations.

Wynn Palace

Operating revenues from Wynn Palace were $8.7 million for the second quarter of 2020, a 98.6% decrease from $628.9 million for the second quarter of 2019. Adjusted Property EBITDA from Wynn Palace was $(110.9) million for the second quarter of

2020, a 166.3% decrease from $167.2 million for the second quarter of 2019. VIP table games win as a percentage of turnover was (1.73)%, below the property's expected range of 2.7% to 3.0% and below the 3.02% experienced in the second quarter of 2019. Table games win percentage in mass market operations was 32.5%, above the 23.4% experienced in the second quarter of 2019.

Wynn Macau

Operating revenues from Wynn Macau were $11.9 million for the second quarter of 2020, a 97.8% decrease from $546.5 million for the second quarter of 2019. Adjusted Property EBITDA was $(82.6) million for the second quarter of 2020, a 147.0% decrease from $175.9 million for the second quarter of 2019. VIP Table games win as a percentage of turnover was (2.00)%, below the property's expected range of 2.7% to 3.0% and below the 3.30% experienced in the second quarter of 2019. Table games win percentage in mass market operations was 8.3%, below the 20.7% experienced in the second quarter of 2019.

Las Vegas Operations

Our casino operations at Wynn Las Vegas were closed on March 17, 2020, and reopened on June 4, 2020 with certain health safeguards in place, such as limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, and suspension of certain entertainment and nightlife offerings. We are currently unable to determine when certain of these measures will be lifted. Operating revenues from our Las Vegas Operations were $64.9 million for the second quarter of 2020, an 86.0% decrease from $464.1 million for the second quarter of 2019. Adjusted Property EBITDA from our Las Vegas Operations for the second quarter of 2020 was $(75.6) million, compared to $137.4 million for the second quarter of 2019. Our Las Vegas Operations' operating loss for the second quarter of 2020 excludes the impact of $56.4 million of expense related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020, which we accrued within operating expenses during the first quarter of 2020. Table games win percentage was 19.7%, below the property's expected range of 22% to 26% and below the 28.7% experienced in the second quarter of 2019.

Encore Boston Harbor

Encore Boston Harbor ceased all operations and closed to the public on March 15, 2020, for the remainder of the first and second quarters of 2020. On July 12, 2020, Encore Boston Harbor reopened with certain health safeguards in place, such as limiting the number of seats per table game, slot machine spacing, temperature checks, and mask protection. We are currently unable to determine when these measures will be lifted. In addition, certain food and beverage outlets remain closed, and hotel reservations have been limited to Thursday through Sunday. Adjusted Property EBITDA from Encore Boston Harbor for the second quarter of 2020 was $(53.8) million. Encore Boston Harbor's operating loss for the second quarter of 2020 excludes the impact of $19.3 million of expense related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020, which we accrued within operating expenses during the first quarter of 2020.

Balance Sheet

Our cash and cash equivalents and restricted cash as of June 30, 2020 totaled $3.80 billion.

As of June 30, 2020, the available borrowing capacity under the Wynn Macau Revolver was $24.1 million, and the available borrowing capacity under the Wynn Resorts Finance Revolver was $15.9 million.

Total current and long-term debt outstanding at June 30, 2020 was $12.78 billion, comprised of $5.94 billion of Macau related debt, $3.12 billion of Wynn Las Vegas debt, $3.11 billion of Wynn Resorts Finance debt, and $612.0 million of debt held by the retail joint venture which we consolidate.

As previously disclosed, on June 19, 2020, Wynn Macau, Limited (“WML”), issued $750.0 million aggregate principal amount of 5.500% Senior Notes due 2026 (the “2026 WML Notes”). WML intends to use the net proceeds from the 2026 WML Notes for general corporate purposes until WML's business recovers from the effects of the COVID-19 pandemic, and then to facilitate the repayment of a portion of the amounts outstanding under the Wynn Macau Credit Facilities.

Conference Call and Other Information

The Company will hold a conference call to discuss its results, including the results of Wynn Resorts Finance, LLC and Wynn Las Vegas, LLC, on August 4, 2020 at 1:30 p.m. PT (4:30 p.m. ET). Interested parties are invited to join the call by accessing a live audio webcast at http://www.wynnresorts.com.

On or before August 14, 2020, the Company will make Wynn Resorts Finance, LLC and Wynn Las Vegas, LLC financial information for the quarter ended June 30, 2020 available to noteholders, prospective investors, broker-dealers and securities analysts. Please contact our investor relations office at 702-770-7555 or at investorrelations@wynnresorts.com, to obtain access to such financial information.

Forward-looking Statements

This release contains forward-looking statements regarding operating trends and future results of operations. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those we express in these forward-looking statements, including, but not limited to, the recent global pandemic of COVID-19, caused by a novel strain of the coronavirus, and the continued impact of its consequences, extensive regulation of our business, pending or future legal proceedings, ability to maintain gaming licenses and concessions, dependence on key employees, general global political and economic conditions, adverse tourism trends, dependence on a limited number of resorts, competition in the casino/hotel and resort industries, uncertainties over the development, and success of new gaming and resort properties, construction risks, cybersecurity risk and our leverage and debt service. Additional information concerning potential factors that could affect the Company's financial results is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and the Company's other periodic reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

(1) "Adjusted Property EBITDA" is net income (loss) before interest, income taxes, depreciation and amortization, pre-opening expenses, property charges and other, management and license fees, corporate expenses and other (including intercompany golf course and water rights leases), stock-based compensation, change in derivatives fair value, loss on extinguishment of debt, and other non-operating income and expenses. Adjusted Property EBITDA is presented exclusively as a supplemental disclosure because management believes that it is widely used to measure the performance, and as a basis for valuation, of gaming companies. Management uses Adjusted Property EBITDA as a measure of the operating performance of its segments and to compare the operating performance of its properties with those of its competitors, as well as a basis for determining certain incentive compensation. We also present Adjusted Property EBITDA because it is used by some investors to measure a company's ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDA as a supplement to GAAP. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including us, have historically excluded from their EBITDA calculations preopening expenses, property charges, corporate expenses and stock-based compensation, that do not relate to the management of specific casino properties. However, Adjusted Property EBITDA should not be considered as an alternative to operating income as an indicator of our performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure determined in accordance with GAAP. Unlike net income, Adjusted Property EBITDA does not include depreciation or interest expense and therefore does not reflect current or future capital expenditures or the cost of capital. We have significant uses of cash flows, including capital expenditures, interest payments, debt principal repayments, income taxes and other non-recurring charges, which are not reflected in Adjusted Property EBITDA. Also, our calculation of Adjusted Property EBITDA may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(2) "Adjusted net income (loss) attributable to Wynn Resorts, Limited" is net income (loss) attributable to Wynn Resorts, Limited before nonrecurring regulatory expense, litigation settlement net gain, pre-opening expenses, property charges and other, change in derivatives fair value, loss on extinguishment of debt, foreign currency remeasurement gain (loss), and the impact from the enactment of U.S. tax reform, net of noncontrolling interests and income taxes calculated using the specific tax treatment applicable to the adjustments based on their respective jurisdictions. Adjusted net income (loss) attributable to Wynn Resorts, Limited and adjusted net income (loss) attributable to Wynn Resorts, Limited per diluted share are presented as supplemental disclosures to financial measures in accordance with GAAP because management believes that these non-GAAP financial measures are widely used to measure the performance, and as a principal basis for valuation, of gaming companies. These measures are used by management and/or evaluated by some investors, in addition to net income (loss) and earnings per share computed in accordance with GAAP, as an additional basis for assessing period-to-period results of our business.

Adjusted net income (loss) attributable to Wynn Resorts, Limited and adjusted net income (loss) attributable to Wynn Resorts, Limited per diluted share may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

The Company has included schedules in the tables that accompany this release that reconcile (i) net income (loss) attributable to Wynn Resorts, Limited to adjusted net income (loss) attributable to Wynn Resorts, Limited, (ii) operating income (loss) to Adjusted Property EBITDA, and (iii) net income (loss) attributable to Wynn Resorts, Limited to Adjusted Property EBITDA.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Operating revenues:
Casino	$9,413	$1,142,503	$580,202	$2,327,604
Rooms	17,415	198,807	170,096	390,077
Food and beverage	24,007	218,022	173,421	391,241
Entertainment, retail and other	34,863	99,000	115,695	200,956
Total operating revenues	85,698	1,658,332	1,039,414	3,309,878
Operating expenses:
Casino	131,138	724,987	573,828	1,475,058
Rooms	30,367	66,148	103,847	129,854
Food and beverage	61,889	182,080	237,799	330,841
Entertainment, retail and other	16,873	43,514	62,453	87,558
General and administrative	152,081	202,224	386,409	419,546
Provision for credit losses	28,347	3,581	48,960	9,003
Pre-opening	2,186	69,883	4,737	97,596
Depreciation and amortization	179,266	140,269	358,012	276,826
Property charges and other	6,567	6,930	33,796	9,704
Total operating expenses	608,714	1,439,616	1,809,841	2,835,986
Operating income (loss)	(523,016)	218,716	(770,427)	473,892
Other income (expense):
Interest income	3,983	6,265	11,936	13,552
Interest expense, net of amounts capitalized	(133,218)	(93,149)	(262,045)	(186,329)
Change in derivatives fair value	(3,294)	(3,304)	(18,954)	(4,813)
Loss on extinguishment of debt	(619)	—	(1,462)	—
Other	2,233	11,715	12,568	5,357
Other income (expense), net	(130,915)	(78,473)	(257,957)	(172,233)
Income (loss) before income taxes	(653,931)	140,243	(1,028,384)	301,659
(Provision) benefit for income taxes	(80,938)	1,991	(156,738)	306
Net income (loss)	(734,869)	142,234	(1,185,122)	301,965
Less: net (income) loss attributable to noncontrolling interests	97,305	(47,683)	145,521	(102,542)
Net income (loss) attributable to Wynn Resorts, Limited	$(637,564)	$94,551	$(1,039,601)	$199,423
Basic and diluted net income (loss) per common share:
Net income (loss) attributable to Wynn Resorts, Limited:
Basic	$(5.97)	$0.88	$(9.74)	$1.87
Diluted	$(5.97)	$0.88	$(9.74)	$1.86
Weighted average common shares outstanding:
Basic	106,713	106,876	106,688	106,834
Diluted	106,713	107,141	106,688	107,089
Dividends declared per common share:	$—	$1.00	$1.00	$1.75

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO WYNN RESORTS, LIMITED
TO ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO WYNN RESORTS, LIMITED
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss) attributable to Wynn Resorts, Limited (1)	$(637,564)	$94,551	$(1,039,601)	$199,423
Nonrecurring regulatory expense	—	—	—	35,000
Litigation settlement net gain	(27,700)	—	(27,700)	—
Pre-opening expenses	2,186	69,883	4,737	97,596
Property charges and other	6,567	6,930	33,796	9,704
Change in derivatives fair value	3,294	3,304	18,954	4,813
Loss on extinguishment of debt	619	—	1,462	—
Foreign currency remeasurement gain	(2,233)	(11,715)	(12,568)	(5,357)
Income tax impact on adjustments	768	(10,351)	832	(13,043)
Noncontrolling interests impact on adjustments	(1,603)	1,303	(13,498)	(1,647)
Adjusted net income (loss) attributable to Wynn Resorts, Limited	$(655,666)	$153,905	$(1,033,586)	$326,489
Adjusted net income (loss) attributable to Wynn Resorts, Limited per diluted share	$(6.14)	$1.44	$(9.69)	$3.05

Weighted average common shares outstanding - diluted	106,713	107,141	106,688	107,089
(1) For the three months ended June 30, 2020, excludes $75.7 million of expense accrued during the first quarter of 2020 related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Operating income (loss) (1)	Pre-opening expenses	Depreciation and amortization	Property charges and other	Management and license fees	Corporate expenses and other (2)	Stock-based compensation	Adjusted Property EBITDA
Macau Operations:
Wynn Palace	$(185,342)	$615	$67,222	$993	$2,250	$1,360	$1,994	$(110,908)
Wynn Macau	(114,156)	—	23,007	480	2,250	1,485	4,288	(82,646)
Other Macau	(2,870)	—	1,108	3	—	1,364	395	—
Total Macau Operations	(302,368)	615	91,337	1,476	4,500	4,209	6,677	(193,554)
Las Vegas Operations	(136,790)	1,037	48,395	(304)	2,850	6,945	2,303	(75,564)
Encore Boston Harbor	(99,430)	—	36,894	3,617	9	4,233	898	(53,779)
Corporate and other	15,572	534	2,640	1,778	(7,359)	(24,371)	11,206	—
Total	$(523,016)	$2,186	$179,266	$6,567	$—	$(8,984)	$21,084	$(322,897)
(1) Excludes $56.4 million and $19.3 million of expense accrued during the first quarter of 2020 related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020, for our Las Vegas Operations and Encore Boston Harbor, respectively.
(2) Corporate and other includes a $27.7 million net gain recorded in relation to a derivative litigation settlement.

	Three Months Ended June 30, 2019
	Operating income (loss)	Pre-opening expenses	Depreciation and amortization	Property charges and other	Management and license fees	Corporate expenses and other	Stock-based compensation	Adjusted Property EBITDA
Macau Operations:
Wynn Palace	$76,044	$—	$66,227	$(1,409)	$23,628	$1,447	$1,228	$167,165
Wynn Macau	128,264	—	21,924	2,061	19,649	1,847	2,128	175,873
Other Macau	(3,687)	—	1,116	2	—	2,291	278	—
Total Macau Operations	200,621	—	89,267	654	43,277	5,585	3,634	343,038
Las Vegas Operations	60,207	—	44,237	6,274	21,457	3,640	1,584	137,399
Encore Boston Harbor	(83,406)	68,993	4,497	—	5,107	4,615	340	146
Corporate and other	41,294	890	2,268	2	(69,841)	21,455	3,932	—
Total	$218,716	$69,883	$140,269	$6,930	$—	$35,295	$9,490	$480,583

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA
(in thousands) (unaudited)
(continued)

	Six Months Ended June 30, 2020
	Operating income (loss)	Pre-opening expenses	Depreciation and amortization	Property charges and other	Management and license fees	Corporate expenses and other (1)	Stock-based compensation	Adjusted Property EBITDA
Macau Operations:
Wynn Palace	$(277,004)	$615	$134,231	$23,292	$11,675	$2,931	$3,528	$(100,732)
Wynn Macau	(130,239)	—	46,884	2,334	10,413	3,280	3,890	(63,438)
Other Macau	(6,387)	—	2,226	3	—	3,393	765	—
Total Macau Operations	(413,630)	615	183,341	25,629	22,088	9,604	8,183	(164,170)
Las Vegas Operations	(230,227)	2,176	95,640	(191)	18,055	13,234	3,672	(97,641)
Encore Boston Harbor	(160,048)	—	73,768	3,865	6,958	7,365	1,677	(66,415)
Corporate and other	33,478	1,946	5,263	4,493	(47,101)	(14,995)	16,916	—
Total	$(770,427)	$4,737	$358,012	$33,796	$—	$15,208	$30,448	$(328,226)

(1) Corporate and other includes a $27.7 million net gain recorded in relation to a derivative litigation settlement.

	Six Months Ended June 30, 2019
	Operating income (loss)	Pre-opening expenses	Depreciation and amortization	Property charges and other	Management and license fees	Corporate expenses and other	Stock-based compensation	Adjusted Property EBITDA
Macau Operations:
Wynn Palace	$201,835	$—	$132,293	$(289)	$50,848	$2,731	$2,333	$389,751
Wynn Macau	246,661	—	43,836	2,454	38,635	3,342	4,834	339,762
Other Macau	(6,990)	—	2,233	8	—	4,204	545	—
Total Macau Operations	441,506	—	178,362	2,173	89,483	10,277	7,712	729,513
Las Vegas Operations	99,131	—	88,827	6,784	40,178	7,605	3,176	245,701
Encore Boston Harbor	(119,775)	95,979	5,374	25	9,607	8,266	670	146
Corporate and other	53,030	1,617	4,263	722	(139,268)	71,696	7,940	—
Total	$473,892	$97,596	$276,826	$9,704	$—	$97,844	$19,498	$975,360

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO WYNN RESORTS, LIMITED TO
ADJUSTED PROPERTY EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss) attributable to Wynn Resorts, Limited (1)	$(637,564)	$94,551	$(1,039,601)	$199,423
Net income (loss) attributable to noncontrolling interests	(97,305)	47,683	(145,521)	102,542
Pre-opening expenses	2,186	69,883	4,737	97,596
Depreciation and amortization	179,266	140,269	358,012	276,826
Property charges and other	6,567	6,930	33,796	9,704
Corporate expenses and other	(8,984)	35,295	15,208	97,844
Stock-based compensation	21,084	9,490	30,448	19,498
Interest income	(3,983)	(6,265)	(11,936)	(13,552)
Interest expense, net of amounts capitalized	133,218	93,149	262,045	186,329
Change in derivatives fair value	3,294	3,304	18,954	4,813
Loss on extinguishment of debt	619	—	1,462	—
Other	(2,233)	(11,715)	(12,568)	(5,357)
Provision (benefit) for income taxes	80,938	(1,991)	156,738	(306)
Adjusted Property EBITDA	$(322,897)	$480,583	$(328,226)	$975,360
(1) For the three months ended June 30, 2020, excludes $75.7 million of expense accrued during the first quarter of 2020 related to our commitment to pay salary, tips, and benefits continuation for all of our U.S. employees for the period from April 1 through May 15, 2020.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Percent Change	2020	2019	Percent Change
Wynn Palace Supplemental Information
Operating revenues
Casino	$(11,428)	$528,545	(102.2)	$196,148	$1,151,720	(83.0)
Rooms	2,431	43,183	(94.4)	22,141	86,498	(74.4)
Food and beverage	4,231	28,810	(85.3)	17,529	57,434	(69.5)
Entertainment, retail and other	13,484	28,378	(52.5)	32,413	59,886	(45.9)
Total	$8,718	$628,916	(98.6)	$268,231	$1,355,538	(80.2)

Adjusted Property EBITDA (6)	$(110,908)	$167,165	(166.3)	$(100,732)	$389,751	(125.8)

Casino Statistics:
VIP:
Average number of table games	100	112	(10.7)	95	112	(15.2)
VIP turnover	$1,719,825	$13,388,646	(87.2)	$6,512,279	$26,015,909	(75.0)
VIP table games win (1)	$(29,806)	$404,408	(107.4)	$109,763	$897,592	(87.8)
VIP table games win as a % of turnover	(1.73)%	3.02%		1.69%	3.45%
Table games win per unit per day	$(3,276)	$39,827	(108.2)	$6,865	$44,464	(84.6)
Mass market:
Average number of table games	221	214	3.3	201	212	(5.2)
Table drop (2)	$22,029	$1,267,153	(98.3)	$497,252	$2,571,076	(80.7)
Table games win (1)	$7,168	$296,852	(97.6)	$137,882	$612,320	(77.5)
Table games win %	32.5%	23.4%		27.7%	23.8%
Table games win per unit per day	$357	$15,232	(97.7)	$4,075	$15,929	(74.4)
Average number of slot machines	480	1,099	(56.3)	596	1,095	(45.6)
Slot machine handle	$39,415	$937,842	(95.8)	$464,129	$1,912,890	(75.7)
Slot machine win (3)	$2,395	$43,567	(94.5)	$20,800	$94,968	(78.1)
Slot machine win per unit per day	$55	$436	(87.4)	$208	$479	(56.6)
Room statistics:
Occupancy	4.4%	97.4%		23.5%	97.3%
ADR (4)	$339	$265	27.9	$298	$268	11.2
REVPAR (5)	$15	$258	(94.2)	$70	$261	(73.2)
Note: Our casino operations in Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on February 20, 2020. Our casinos’ operations have since been fully restored; however, certain public health safeguards, such as traveler quarantines, limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, COVID-19 negative test results requirements for entry to gaming areas, and health declarations remain in effect at the present time. We are currently unable to determine when these measures will be lifted.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited) (continued)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Percent Change	2020	2019	Percent Change
Wynn Macau Supplemental Information
Operating revenues
Casino	$(3,524)	$481,204	(100.7)	$186,604	$931,446	(80.0)
Rooms	2,631	26,465	(90.1)	18,542	55,331	(66.5)
Food and beverage	3,684	20,129	(81.7)	13,215	41,105	(67.9)
Entertainment, retail and other	9,097	18,676	(51.3)	23,016	42,483	(45.8)
Total	$11,888	$546,474	(97.8)	$241,377	$1,070,365	(77.4)

Adjusted Property EBITDA (6)	$(82,646)	$175,873	(147.0)	$(63,438)	$339,762	(118.7)

Casino Statistics:
VIP:
Average number of table games	91	110	(17.3)	86	111	(22.5)
VIP turnover	$607,144	$9,275,628	(93.5)	$3,571,290	$19,469,660	(81.7)
VIP table games win (1)	$(12,161)	$305,809	(104.0)	$110,464	$601,107	(81.6)
VIP table games win as a % of turnover	(2.00)%	3.30%		3.09%	3.09%
Table games win per unit per day	$(1,471)	$30,560	(104.8)	$7,623	$29,824	(74.4)
Mass market:
Average number of table games	229	205	11.7	208	206	1.0
Table drop (2)	$40,817	$1,347,435	(97.0)	$619,052	$2,699,128	(77.1)
Table games win (1)	$3,391	$279,127	(98.8)	$121,333	$543,669	(77.7)
Table games win %	8.3%	20.7%		19.6%	20.1%
Table games win per unit per day	$163	$14,929	(98.9)	$3,472	$14,608	(76.2)
Average number of slot machines	440	827	(46.8)	529	827	(36.0)
Slot machine handle	$62,011	$925,784	(93.3)	$428,549	$1,720,151	(75.1)
Slot machine win (3)	$2,626	$42,815	(93.9)	$15,921	$80,709	(80.3)
Slot machine win per unit per day	$66	$569	(88.5)	$179	$539	(66.8)
Poker rake	$—	$4,674	(100.0)	$2,083	$10,426	(80.0)
Room statistics:
Occupancy	7.5%	98.9%		28.4%	99.1%
ADR (4)	$342	$281	21.7	$324	$285	13.5
REVPAR (5)	$25	$278	(91.0)	$92	$283	(67.5)

Note: Our casino operations in Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on February 20, 2020. Our casinos’ operations have since been fully restored; however, certain public health safeguards, such as traveler quarantines, limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, COVID-19 negative test results requirements for entry to gaming areas, and health declarations remain in effect at the present time. We are currently unable to determine when these measures will be lifted.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited) (continued)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Percent Change	2020	2019	Percent Change
Las Vegas Operations Supplemental Information
Operating revenues
Casino	$24,365	$119,753	(79.7)	$95,660	$231,437	(58.7)
Rooms	12,353	127,554	(90.3)	118,458	246,644	(52.0)
Food and beverage	16,092	165,197	(90.3)	122,071	288,816	(57.7)
Entertainment, retail and other	12,076	51,638	(76.6)	52,521	98,278	(46.6)
Total	$64,886	$464,142	(86.0)	$388,710	$865,175	(55.1)

Adjusted Property EBITDA (6)	$(75,564)	$137,399	(155.0)	$(97,641)	$245,701	(139.7)

Casino Statistics:
Average number of table games	221	238	(7.1)	233	238	(2.1)
Table drop (2)	$90,873	$440,766	(79.4)	$505,806	$844,839	(40.1)
Table games win (1)	$17,918	$126,395	(85.8)	$100,584	$237,765	(57.7)
Table games win %	19.7%	28.7%		19.9%	28.1%
Table games win per unit per day	$2,998	$5,832	(48.6)	$4,152	$5,517	(24.7)
Average number of slot machines	1,752	1,789	(2.1)	1,762	1,798	(2.0)
Slot machine handle	$246,393	$811,639	(69.6)	$911,226	$1,600,949	(43.1)
Slot machine win (3)	$17,523	$55,128	(68.2)	$64,197	$109,672	(41.5)
Slot machine win per unit per day	$371	$339	9.4	$350	$337	3.9
Poker rake	$—	$4,119	(100.0)	$2,175	$6,579	(66.9)
Room statistics:
Occupancy	43.7%	90.1%		70.6%	86.3%
ADR (4)	$226	$333	(32.1)	$350	$335	4.5
REVPAR (5)	$99	$300	(67.0)	$247	$290	(14.8)
Note: Wynn Las Vegas ceased all operations and closed to the public on March 17, 2020 and reopened on June 4, 2020 with certain health safeguards in place, such as limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, and suspension of certain entertainment and nightlife offerings. We are currently unable to determine when these measures will be lifted.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR, and REVPAR)
(unaudited) (continued)

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Percent Change	2020	2019	Percent Change
Encore Boston Harbor Supplemental Information (7)
Operating revenues
Casino	$—	$13,001	—	$101,790	$13,001	—
Rooms	—	1,605	—	10,955	1,605	—
Food and beverage	—	3,716	—	20,606	3,716	—
Entertainment, retail and other	206	478	—	7,745	478	—
Total	$206	$18,800	—	$141,096	$18,800	—

Adjusted Property EBITDA (6)	$(53,779)	$146	—	$(66,415)	$146	—

Casino Statistics:
Average number of table games	—	—	—	160	—	—
Table drop (2)	$—	$—	—	$275,631	$—	—
Table games win (1)	$—	$—	—	$57,286	$—	—
Table games win %	—%	—%		20.8%	—%
Table games win per unit per day	$—	$—	—	$4,826	$—	—
Average number of slot machines	—	—	—	2,837	—	—
Slot machine handle	$—	$—	—	$767,739	$—	—
Slot machine win (3)	$—	$—	—	$59,448	$—	—
Slot machine win per unit per day	$—	$—	—	$283	$—	—
Poker rake	$—	$—	—	$5,105	$—	—
Room statistics:
Occupancy	—%	—%		75.8%	—%
ADR (4)	$—	$—	—	$292	$—	—
REVPAR (5)	$—	$—	—	$222	$—	—
Note: Encore Boston Harbor ceased all operations and closed to the public on March 15, 2020, for the remainder of the first and second quarters of 2020. On July 12, 2020, Encore Boston Harbor reopened with certain health safeguards in place, such as limiting the number of seats per table game, slot machine spacing, temperature checks, and mask protection. We are currently unable to determine when these measures will be lifted. In addition, the results of the eight days of its operations during the second quarter of 2019 are not considered material to our consolidated results of operations for the three and six months ended June 30, 2019. Accordingly, Encore Boston Harbor key operating measures for the three and six months ended June 30, 2019 have been omitted from the table.

(1) Table games win is shown before discounts, commissions and the allocation of casino revenues to rooms, food and beverage and other revenues for services provided to casino customers on a complimentary basis.
(2) In Macau, table drop is the amount of cash that is deposited in a gaming table's drop box plus cash chips purchased at the casino cage. In Las Vegas, table drop is the amount of cash and net markers issued that are deposited in a gaming table's drop box. At Encore Boston Harbor, table drop is the amount of cash and gross markers that are deposited in a gaming table's drop box.
(3) Slot machine win is calculated as gross slot machine win minus progressive accruals and free play.
(4) ADR is average daily rate and is calculated by dividing total room revenues including complimentaries (less service charges, if any) by total rooms occupied.
(5) REVPAR is revenue per available room and is calculated by dividing total room revenues including complimentaries (less service charges, if any) by total rooms available.
(6) Refer to accompanying reconciliations of Operating Income (Loss) to Adjusted Property EBITDA and Net Income (Loss) Attributable to Wynn Resorts, Limited to Adjusted Property EBITDA.
(7) Encore Boston Harbor opened on June 23, 2019.

SOURCE:
Wynn Resorts, Limited
CONTACT:
Vincent Zahn
702-770-7555
investorrelations@wynnresorts.com